                                                                    EXHIBIT 10.6



                           SIXTH AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Sixth Amendment"), dated as of July 29, 1996, is entered into among NEOSTAR RETAIL GROUP, INC., a Delaware corporation ("Borrower"), the banks listed on the signature pages hereof (the "Lenders"), NATIONSBANK OF TEXAS, N.A., in its capacity as administrative agent (in said capacity, the "Administrative Lender").


                                   BACKGROUND

         A. Borrower, Lenders and Administrative Lender heretofore entered into that certain Amended and Restated Credit Agreement, dated as of December 21, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 31, 1994, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of April 28, 1995, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of August 28, 1995, that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of January 30, 1996, and that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 1996 (said Amended and Restated Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. Borrower, Lenders and Administrative Lender desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Lenders and Administrative Lender covenant and agree as follows:

         1.      AMENDMENTS.

                 (a) The defined terms set forth on Exhibit A hereto are hereby added to the definitions set forth in Paragraph 1 of the Credit Agreement in proper alphabetical order.

                 (b) The definition of "Term Maturity Date" set forth in Paragraph 1 of the Credit Agreement and in the initial paragraph of the Term Note is hereby amended to be "February 21, 1997".





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                 (c)      The defined terms "Current Maturities", "Current
         Maturities Coverage Ratio", "Fixed Charges", "Fixed Charge Coverage Ratio" and "Pretax Cash Flow" are hereby deleted from Paragraph 1 of the Credit Agreement.

                 (d) Paragraph 3 of the Credit Agreement is hereby amended to read in its entirety as follows:

                          3.      Term Commitment.

                          (a) General. Subject to the terms and conditions of this Agreement, each Lender severally agrees to lend to Borrower, in one or more Term Advances from time to time during the Term Commitment Period, such Lender's Specified Percentage of the amount requested by Borrower pursuant to the provision of the Term Note defined below; provided, however,
                 (i) after the initial borrowing of Term Advances, there shall be no increase in the aggregate outstanding principal amount of Term Advances, (ii) all additional Term Advances after the initial funding shall only be continuations or conversions of existing Term Advances for which no additional monies are advanced, and (iii) in no event shall the aggregate amount of Term Advances outstanding at any time exceed the Combined Borrowing Base.

                          (b) Term Note. The Term Advances under the Term Commitment shall be evidenced by a Term Promissory Note for each Lender (together with any renewals, extensions and increases thereof, the "Term Note") substantially in the form of Exhibit I. The Term Note shall bear interest and be payable as therein provided; provided, however, that if at any time the aggregate amount of Term Advances outstanding shall exceed the Combined Borrowing Base, Borrower shall prepay Term Advances in an amount equal to the remainder of (i) the Term Advances outstanding minus (ii) the Combined Borrowing Base. Subject to the limitations set forth in the Term Note, interest on the Term Advances shall be calculated on the basis of actual days elapsed, but computed as if each year consisted of 360 days.

                 (e) Paragraphs 7.1(a) through (f) are hereby re-lettered as Paragraphs 7.1(c) through (h) and the following Paragraphs 7.1(a) and (b) are added to the Credit Agreement:

                          (a) Within 20 days after the end of each fiscal month, the Compliance Certificate for the last day of such fiscal month completed as provided therein, and, at such time if any that the aggregate Accounts of Babbage's and Software exceed $1,000,000, together with a schedule showing for such month an aging of Accounts of Babbage's and Software in categories of 0 - 30 days, 31 - 60 days, 61 - 90 days and 91 days or more from invoice date.





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                          (b)     Monthly Financial Statements and Information.
                 Within 20 days after the end of each fiscal month, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal month and the related consolidated statement of income for such fiscal month and for the elapsed portion of the year ended with the last day of such fiscal month, and consolidated statement of cash flow for the elapsed portion of the year ended with the last day of such fiscal month all of which shall be certified by the president or chief financial officer or other officer of Borrower acceptable to the Administrative Lender, to be, in his or her opinion acting solely in his or her capacity as an officer of Borrower, complete and correct in all material respects and to present fairly, in accordance with GAAP, the financial position and results of operations of Borrower and its Subsidiaries as at the end of and for such fiscal month, and for the elapsed portion of the year ended with the last day of such fiscal month, subject only to normal year-end adjustments.

                 (f) The following Paragraphs 7.1(i), (j) and (k) are added to the Credit Agreement:

                          (i) No less than once a week, an updated cash flow model of the Borrower and its Subsidiaries, prepared on a consistent basis, showing the projected cash flow for each week ended on Saturday and showing in comparative form for each week actual versus projected cash flow for such week, and in form and substance satisfactory to the Administrative Lender;

                          (j) At least weekly, and at such other times as the Administrative Lender may request, the Borrower shall execute and deliver to the Administrative Lender, in form satisfactory to the Administrative Lender, the Compliance Certificate with only the Borrowing Base portion thereof completed. Each Compliance Certificate shall include a reconciliation of the calculation of the Babbage's Borrowing Base, the Software Borrowing Base, and the Combined Borrowing Base as certified in the most recent Compliance Certificate delivered to the Administrative Lender, and be accompanied by such documents and supporting information relating to Accounts and Eligible Inventory as the Administrative Lender may request. The Borrower shall maintain, and shall furnish to the Administrative Lender at the Administrative Lender's request, such supporting documents or copies as the Administrative Lender may require including, but not limited to: a schedule of Accounts created, and Eligible Inventory purchased and received, since the previous Compliance Certificate delivered to the Administrative Lender; copies of invoices and supporting delivery or service records in connection therewith; a schedule of collections received; copies of credit memos or other advice of credit or reductions against amounts previously billed; and such other reports as the Administrative Lender may reasonably request from time to time. If any of such records or reports are prepared by an accounting service or other agent, the Borrower hereby authorizes such service or agent to deliver such records, reports and related





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                 documents to the Administrative Lender.  The Administrative
                 Lender may exhibit a copy of this Agreement to any such service or agent and such service or agent shall be entitled to rely on the provisions hereof in providing such documentation to the Administrative Lender; and

                          (k) No less than once every two weeks, an aging of accounts payable of the Borrower and its Subsidiaries, in form and substance satisfactory to the Administrative Lender.

                 (g) Paragraph 10(a)(iii) of the Credit Agreement is hereby amended to read as follows:

                          (iii)   Debt related to the construction and
                 equipping of the Borrower's corporate headquarters and distribution facilities (including with respect to Capitalized Lease Obligations) (A) outstanding on July 29, 1996 as described in Schedule 10(a)(iii) hereto and (B) in respect of proposed Capitalized Lease Obligations not to exceed $6,000,000 in aggregate amount on terms and conditions satisfactory to Administrative Lender;

                 (h) Paragraph 10(a)(xi) of the Credit Agreement is hereby amended to read as follows:

                          (xi)    Other Debt not to exceed $500,000 in
                 aggregate principal amount.

                 (i) Paragraph 10(h) of the Credit Agreement is hereby amended to read as follows:

                          (h) Total Liabilities to Net Worth. The Borrower shall not permit the ratio of Total Liabilities to Net Worth, determined as of the end of each fiscal month, to exceed the ratio set forth opposite each such fiscal month below:

                 Fiscal Month                             Ratio
                 ------------                             -----
                  July, 1996                            2.25 to 1

                 August, 1996                           2.25 to 1

                September, 1996                         2.75 to 1

                 October, 1996                          3.00 to 1

                November, 1996                          4.00 to 1

                December, 1996                          2.50 to 1

                 January, 1997                          2.50 to 1

                 (j)     Paragraph 10(i) of the Credit Agreement is hereby





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          amended to read as follows:

                         (i) Minimum EBIT. The Borrower shall not permit EBIT, determined as of the end of each fiscal month, to be less than the amounts set forth opposite each such month below:

          Fiscal Month                                      EBIT
          ------------                                      ----
          July, 1996                                    ($10,000,000)

          August, 1996                                  ($5,250,000)

          September, 1996                               ($2,000,000)

          October, 1996                                 ($3,500,000)

          November, 1996                                 $2,000,000

          December, 1996                                 $29,000,000

          January, 1997                                   $500,000

                 (k) Paragraph 10(l) of the Credit Agreement is hereby deleted in its entirety.

                 (l) The address for Borrower set forth in Paragraph 14 of the Credit Agreement is hereby amended to read as follows:

                         Borrower:
                         --------

                         NeoStar Retail Group, Inc.
                         2250 William D. Tate Avenue
                         Grapevine, Texas 76051
                         Attention:  Opal P. Ferraro,
                                     Chief Financial Officer

                 (m)     The first sentence of Section 1.03(a) of the Term
          Note is hereby amended to read as follows:

                          The unpaid principal outstanding from time to
                 time as a Prime Advance shall be interest at rate per annum equal to the sum of (i) the Prime Rate plus (ii)(A) prior to October 31, 1996, 1.00% and (B) beginning October 31, 1996 and thereafter, 1.25%.

                 (n) The Compliance Certificate is hereby amended to be in the form attached to this Sixth Amendment as Exhibit B.

         2.      NO LIBOR ADVANCE.  The Borrower acknowledges that LIBOR
Advances





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shall not be available under the Credit Agreement, notwithstanding anything in the Credit Agreement or the Term Note to the contrary.

         3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

                 (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

                 (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

                 (c) Borrower has full power and authority to execute and deliver this Sixth Amendment, and this Sixth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

                 (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person is required for the execution, delivery or performance by Borrower of this Sixth Amendment.

         4. CONDITIONS OF EFFECTIVENESS. This Sixth Amendment shall be effective as of July 29, 1996, subject to the following:

                 (i) Administrative Lender shall have received counterparts of this Sixth Amendment executed by each Lender;

                 (ii) Administrative Lender shall have received counterparts of this Sixth Amendment executed by Borrower; and

                 (iii) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates and instruments as Administrative Lender shall require.

         5. SUBSIDIARIES ACKNOWLEDGEMENT. By signing below, each of the Subsidiaries executing a Guaranty (i) acknowledges consents and agrees to the execution, delivery and performance by Borrower of this Sixth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Sixth Amendment or any of the





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provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

         6.      REFERENCE TO THE CREDIT AGREEMENT.

                 (a) Upon the effectiveness of this Sixth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

                 (b) The Credit Agreement, as amended by the amendment referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Sixth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender with respect thereto and with respect to advising Administrative Lender as to its rights and responsibilities under the Credit Agreement, as hereby amended).

         8. EXECUTION IN COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         9. GOVERNING LAW: BINDING EFFECT. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

         10. HEADINGS. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.

         11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE TERM NOTE, AS AMENDED BY THIS SIXTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


                 ==========================================
                 REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
                 ==========================================




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         IN WITNESS WHEREOF, the parties hereto have executed this Sixth
Amendment as the date first above written.

                                        NEOSTAR RETAIL GROUP, INC.



                                        By:   /s/ OPAL P. FERRARO
                                              ----------------------------------
                                                Opal P. Ferraro
                                                Vice President


                                        NATIONSBANK OF TEXAS, N.A.
                                        as Administrative Lender and as a Lender



                                        By:   /s/ FRANK IZZO
                                              ----------------------------------
                                                Frank Izzo
                                                Senior Vice President





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ACKNOWLEDGED AND AGREED:

SOFTWARE ETC. STORES, INC.



By:      /s/ OPAL P. FERRARO
         ----------------------------------
         Opal P. Ferraro
         Vice President


BABBAGE'S, INC.



By:      /s/ OPAL P. FERRARO
         ----------------------------------
         Opal P. Ferraro
         Vice President


AUGUSTA ENTERPRISES, INC.



By:      /s/ JAMES B. MCCURRY
         ----------------------------------
         James B. McCurry
         President


CHASADA



By:      /s/ JAMES B. MCCURRY
         ----------------------------------
         James B. McCurry
         President





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                                   EXHIBIT A


         "Babbage's Borrowing Base" means, during the periods indicated below, the percentage amount set forth opposite each such period:

 Period                                                      Percentage
 ------                                                      ----------
 [S]                                             [C]
 From July 29, 1996 through November 15, 1996     60% of Eligible Inventory of
                                                  Babbage's
 From November 16, 1996 through November 23,      55% of Eligible Inventory of
 1996                                             Babbage's

 From November 24, 1996 through November 30,      45% of Eligible Inventory of
 1996                                             Babbage's

 From December 1, 1996 through December 8,        40% of Eligible Inventory of
 1996                                             Babbage's
 From December 9, 1996 through December 15,       35% of Eligible Inventory of
 1996                                             Babbage's

 From December 16, 1996 through February 21,      30% of Eligible Inventory of
 1997                                             Babbage's

         "Combined Borrowing Base" means the Babbage's Borrowing Base and the Software Borrowing Base.

         "Consensual Lien" means only those Liens described in clauses (vi) and
(vii) of the definition of Permitted Liens.

         "EBIT" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) Pretax Net Income (excluding from the calculation of EBIT for the fiscal month of July only non-cash store closing expenses of stores), plus (b) interest expense (including interest expense pursuant to Capital Leases).

         "Eligible Inventory" means, at the time of any determination thereof, each item of Inventory (excluding work- in-progress) valued at the lower of cost or market value, as to which the following requirements have been fulfilled to the satisfaction of the Determining Lenders:

                 (i) either Babbage's or Software has lawful and absolute title to such Inventory;

                 (ii) Such Inventory is not subject to any Lien or Negative Pledge in favor of any Person other than any (A) Lien of the Administrative Lender pursuant to the





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         Subsidiary Credit Agreement and any of the Loan Documents related thereto, (B) Lien of the Administrative Lender pursuant to the Loan Papers, or (C) Permitted Lien which is not a Consensual Lien;

                 (iii)    Such Inventory is without defect;

                 (iv) Such Inventory is located in the United States of America;

                 (v) Such Inventory is subject to a fully perfected first priority security interest in favor of (A) Administrative Lender pursuant to the Loan Documents, prior to the rights of, and enforceable as such against, any other Person (including holders of a purchase money security interest), and (B) Administrative Lender pursuant to the Loan Papers prior to the rights of, and enforceable as such against, any other Person (including holders of a purchase money security interest); and

                 (vi) The sale of such Inventory by Administrative Lender (or its successors or assigns) is not subject to any Necessary Authorization, restriction or limitation.

         "Software Borrowing Base" means, during the periods indicated below, the percentage amount set forth opposite each such period:



 Period                                                                 Percentage
 ------                                                                 ----------
 From July 29, 1996 through November 15, 1996              60% of Eligible Inventory of Software

 From November 16, 1996 through November 23, 1996          55% of Eligible Inventory of Software

 From November 24, 1996 through November 30, 1996          45% of Eligible Inventory of Software

 From December 1, 1996 through December 8, 1996            40% of Eligible Inventory of Software

 From December 9, 1996 through December 15, 1996           35% of Eligible Inventory of Software

 From December 16, 1996 through February 21, 1997          30% of Eligible Inventory of Software





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